                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                Readicare, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        _

     (2)  Form, Schedule or Registration Statement No.:

        _

     (3)  Filing Party:

        _

     (4)  Date Filed:

        _

                                READICARE, INC.

                               1322 ORLEANS DRIVE
                          SUNNYVALE, CALIFORNIA 94089
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 25, 1996
                            ------------------------

     Notice is hereby given that the Annual Meeting of Stockholders of ReadiCare, Inc., a Delaware corporation (the "Company"), will be held at The Center Club, 650 Town Center Drive, Costa Mesa, California, on Thursday, July 25, 1996, at 9:30 a.m., Pacific Daylight Time.

     At the Annual Meeting, the stockholders will consider and act upon the following proposals:

     1. To elect four Directors of the Company to hold office for a one-year term or until their successors are elected and qualified;

     2. To ratify the election of standing committee chairmen for the succeeding year;

     3. To ratify the selection of Price Waterhouse LLP to audit the consolidated financial statements of ReadiCare, Inc. for the fiscal year beginning March 1, 1996; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shares represented by properly executed proxies will be voted in accordance with the specifications stated therein, and it is the intention of the Board of Directors that shares represented by proxies, which are not limited to the contrary, will be voted FOR the election of Directors and FOR each of the proposals specified. In addition, the shares represented by properly executed proxies specifying a vote FOR Proposal 1 above regarding the election of Directors may be cumulated by the proxy holder(s) to cause the election of as many of the nominees set forth in Proposal 1 above as possible.

     All stockholders are cordially invited to attend the annual meeting in person. In order to assure that at least 4,126,475 shares are represented and that a quorum is present, those who cannot attend are urged to complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person or may change your vote by the delivery of a later dated proxy.

     The Board of Directors has fixed the close of business on May 31, 1996, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                          By order of the Board of Directors,

                                          LOGO

                                          Dennis G. Danko
                                          Chairman

Sunnyvale, California
June 14, 1996

                PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY

                                READICARE, INC.

                               1322 ORLEANS DRIVE
                          SUNNYVALE, CALIFORNIA 94089
                            ------------------------

                                PROXY STATEMENT
                                 JUNE 14, 1996

                         ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of ReadiCare, Inc. (the "Company") of your proxy for use at the Annual Meeting of Stockholders to be held July 25, 1996, or at any adjournment thereof (the "Meeting"). This Proxy Statement, Notice of Annual Meeting of Stockholders and the accompanying proxy card are being mailed to all stockholders on or about June 14, 1996.

     Any stockholder may revoke a proxy at any time prior to its exercise by filing a later dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting.

     On May 31, 1996, the date (the "Record Date") fixed by the Board of Directors for determining the stockholders entitled to notice of, and to vote at the Meeting, the Company had outstanding 8,252,949 shares of Common Stock, $.01 par value. Stockholders have one vote for each share of Common Stock held of record as of the Record Date on all business of the Meeting, except that stockholders have cumulative voting rights with respect to the election at the Meeting of four directors. No stockholders may cumulate votes unless a stockholder has announced at the Meeting his intention to do so, but if any stockholder makes such an announcement, all stockholders may cumulate votes. Cumulative voting rights entitle a stockholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by him, or to distribute his votes on the same principle among two or more nominees, as he sees fit. The four nominees for Director receiving the highest number of votes at the Meeting will be elected.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained thereon. As to the proxies for which no instructions are given, such proxy will be voted FOR the election of nominees for Director listed and for each of the proposals specified in this proxy statement. If the notice of cumulative voting is properly given by any stockholder, votes represented by properly executed proxies with no instructions specified therein, will be cumulated by the named proxies and will be distributed among all or fewer than all of the nominees in such manner as the named proxies in their discretion shall determine. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting.

     Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. A stockholder may indicate on the enclosed proxy or its substitute that it is abstaining from voting on a particular matter (an "abstention"). A broker may indicate on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"). Abstentions and broker non-votes are each tabulated separately. The Inspector of Elections will determine whether or not a quorum is present at the Annual Meeting. In general, Delaware law provides that a majority of the shares entitled to vote, present in person or represented by proxy constitutes a quorum. Abstentions and broker non-votes of shares that are entitled to vote are treated as shares that are present in person or represented by proxy for purposes of determining the presence of a quorum. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of shares entitled to vote and present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In determining whether a proposal has been approved, abstentions of shares that are entitled to vote are treated as present in person or represented by proxy, but not as voting for such proposal, and hence have the same effect as votes against such proposal, while broker non-votes of shares that are entitled to vote are not treated as present in person or represented by proxy, and hence have no effect on the vote for such proposal.

                           BENEFICIAL SHARE OWNERSHIP

     The beneficial share ownership in the Company as of May 31, 1996 of each director and named executive officer, all directors and executive officers as a group, and of the stockholders who are known by the Company to own five percent or more of the outstanding shares of Common Stock, and the percentages of outstanding shares held by each such person or group were as follows:

                                                                      NO. OF SHARES        PERCENTAGE OF
                                                                        OF COMMON             COMMON
                                               POSITION HELD           STOCK OWNED             STOCK
             NAME AND ADDRESS                   WITH COMPANY        BENEFICIALLY(1)(2)      OUTSTANDING
- ------------------------------------------  --------------------    ------------------     -------------
Dennis G. Danko...........................  Director                       961,850              11.7%
                                            Chairman, President
                                            and Chief Executive
                                            Officer
Steve E. Busby............................  Senior Vice                     66,250                 *
                                            President, Finance
                                            and Secretary
Thomas P. Carey...........................  Senior Vice                    106,650               1.3
                                            President,
                                            Operations
Alfred E. Osborne, Jr.....................  Director                       109,250(3)            1.3
James M. Hall.............................  Director                        67,500                 *
Harry L. Casari...........................  Director                        22,500                 *
Trendalysis Securities, Inc...............                                 836,020              10.1
1301 McKinney, Suite 3740
Houston, TX 77010
Weiss, Peck & Greer, L.L.C................                                 694,100               8.4
One New York Plaza
New York, NY 10004
WPG-Farber Partners Fund,L.P. ............                                 499,600               6.1
One New York Plaza
New York, NY 10004
All directors and named executive officer
  as a group (6 persons)..................                               1,334,000              16.2

- ---------------
  * Less than 1%

(1) Includes 307,500, 66,250, 54,250, 57,500, 57,500 and 22,500 shares subject to options which are exercisable on or within 60 days after May 31, 1996 by Messrs. Danko, Busby, Carey, Osborne, Hall and Casari, respectively.

(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(3) Includes 10,750 shares for which Mr. Osborne has voting power, but for which he disclaims beneficial ownership.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Directors serve for a term of one year or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.

NOMINEES

     Certain information with respect to the nominees for directors is set forth below. Each nominee is presently a member of the Board of Directors.

                     NAME                    AGE                  POSITION
    ---------------------------------------  ---   ---------------------------------------
    Dennis G. Danko........................   49   Director, Chairman, President & Chief
                                                   Executive Officer
    Harry L. Casari........................   59   Director
    James M. Hall..........................   62   Director
    Alfred E. Osborne, Jr. ................   51   Director

     A brief summary of the business experience for the past five years of the nominees for directors of the Company is as follows:

     DENNIS G. DANKO, the Company's founder and Chairman, has been President, Chief Executive Officer and Director since the inception of the Company in 1982. Mr. Danko received a bachelor's degree in economics from Clemson University and a master's degree in health care management from the University of Pittsburgh. Mr. Danko has nearly 25 years of experience in the health care field, during which time he held executive management positions with various publicly-held organizations, including American Medical International, Inc., and National Medical Enterprises, Inc.

     HARRY L. CASARI joined the Board of Directors in April, 1995. He is a certified public accountant and private investor. Mr. Casari was associated with Ernst & Young, LLP from 1969 until 1994 when he retired as a partner. He is a member of the California Society of Certified Public Accountants and American Institute of Certified Public Accountants, and serves as a director of COHU, Inc., Infrasonics, Inc., and Mail Boxes, etc.

     JAMES M. HALL has been a Director since November 1989. Mr. Hall is an attorney engaged in private practice in San Diego, California. Mr. Hall also served as the California Secretary of Health and Welfare from 1971 to 1972 in the Cabinet of former California Governor, Ronald Reagan, and as the California Secretary of Business, Transportation and Housing in 1970. Mr. Hall served as the California Superintendent of Banks from 1967 to 1970.

     ALFRED E. OSBORNE, JR., PH.D., has served as a Director since 1986. He is presently the Director of the Harold Price Center for Entrepreneurial Studies and an Associate Professor of Business Economics at UCLA, John E. Anderson Graduate School of Management. Dr. Osborne has been employed by UCLA since 1972, except during the two year period between July 1977 and September 1979 during which time he was on leave as a Brookings Institution Economic Policy Fellow at the Securities and Exchange Commission. Dr. Osborne is a director of Greyhound Lines, Inc., Nordstrom, Inc., Seda Specialty Packaging Corporation, The Times Mirror Company, and United States Filter Corporation. He is an independent General Partner of Technology Funding Venture Partners V, and a member of Governor Wilson's Council of Economic Advisors of California.

     UNLESS OTHERWISE INSTRUCTED ON THE PROXY CARD, THE SHARES REPRESENTED BY PROXIES WILL BE VOTED FOR THE FOUR NOMINEES NAMED ABOVE, IN SUCH PROPORTIONS AS THE PROXY HOLDER SEES FIT. SHOULD ANY NOMINEE DECLINE OR BE UNABLE TO ACCEPT NOMINATION OR ELECTION, WHICH IS NOT ANTICIPATED, THE PROXIES WILL BE VOTED FOR SUCH SUBSTITUTE NOMINEE AS MAY BE DESIGNATED BY THE BOARD OF DIRECTORS.

COMMITTEES OF THE BOARD

     The Board of Directors has standing Audit, Executive Compensation and Stock Option, and Strategic Planning Committees. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee meets at least annually with management and the Company's independent certified public accountants to review the work of each and to ensure that each is properly discharging its responsibilities. The independent certified public accountants have free access to the Audit Committee, without management representatives present, to discuss the results of their examination and their opinion with respect to the adequacy of internal controls and the quality of financial reporting of the Company. The Audit Committee recommends to the Board of Directors the selection of the firm of independent certified public accountants to audit the financial statements of the Company. The members of the Audit Committee are Harry L. Casari, Chairman, Alfred E. Osborne, Jr., and James M. Hall.

     The Executive Compensation and Stock Option Committee has the responsibility to meet with management to review the compensation policies and practices of the Company, to formulate recommendations to the Board of Directors on these policies and practices, to recommend to the Board the level of compensation of executive officers, and to make recommendations to the Board concerning compensation of directors. The members of the Executive Compensation and Stock Option Committee are James M. Hall, Chairman, Alfred E. Osborne, Jr., and Harry L. Casari.

     The Strategic Planning Committee has the responsibility to meet with management to review the annual operating plans developed by management, and to formulate along with management, strategies and business plans designed to enhance stockholder value. The members of the Strategic Planning Committee are Alfred E. Osborne, Jr., Chairman, James M. Hall, Harry L. Casari, and Dennis G. Danko.

MEETINGS OF THE BOARD AND COMMITTEES

     During the fiscal year ended February 29, 1996, the Board of Directors held four (4) meetings, the Audit Committee of the Board held one (1) meeting, the Executive Compensation and Stock Option Committee of the Board held three (3) meetings, and the Strategic Planning Committee of the Board held one (1) meeting. Each of the nominees for election at the Annual Meeting attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors of which they are members.

COMPENSATION TO DIRECTORS

     Non-employee directors are paid $1,000 for each Board of Director meeting attended, plus reimbursement of reasonable expenses in attending meetings. No fees or reimbursements are paid for telephonic meetings or committee meetings.

     During fiscal year 1992, the Company's stockholders approved a stock option plan, (the "Directors' Plan"), whereby non-qualified stock options to purchase a total of 200,000 shares of Common Stock may be granted to members of the Company's Board of Directors. During fiscal year 1994, the stockholders approved an amendment to the Directors' Plan providing for an automatic grant of options to each non-employee director to purchase 10,000 shares of Common Stock upon initial election to the Board of Directors, options to purchase 7,500 shares of Common Stock annually upon re-election to the Board of Directors, and options to purchase 5,000 shares of Common Stock annually upon election as the chairman of a standing committee of the Board of Directors. The options are for a term of five years and may be exercised six months after the date of grant. During the year ended February 29, 1996, options for 47,500 shares were granted with exercise prices ranging from $1.92 to $2.50 per share, options for 12,500 shares were exercised, and options for 27,500 shares were terminated. At February 29, 1996, options to purchase 137,500 shares were issued, outstanding and eligible for exercise, and options to purchase 50,000 shares were available for future grant.

                                   PROPOSAL 2

            RATIFICATION OF ELECTION OF STANDING COMMITTEE CHAIRMEN
                            FOR THE SUCCEEDING YEAR

     The Board of Directors has elected each of the individuals set forth below to be chairman of the standing committee of the Board of Directors set forth opposite such director's name and recommends that the stockholders ratify such election. Such elections are subject to such individuals being re-elected as directors of the Company by the stockholders at the Annual Meeting. Biographical information with respect to such directors is located in this Proxy Statement under the heading "Election of Directors".

    Harry L. Casari..........................  Chairman of the Audit Committee
    James M. Hall............................  Chairman of the Executive Compensation
                                               and Stock Option Committee
    Alfred E. Osborne, Jr. ..................  Chairman of the Strategic Planning
                                               Committee

     This matter is being submitted to the stockholders pursuant to the requirements of the Directors' Plan. In the event of a negative vote, the Board of Directors will reconsider its selections.

BOARD RECOMMENDS APPROVAL

     The Board of Directors recommends that the stockholders ratify the election of Messrs. Casari, Hall and Osborne as the chairmen of the standing committees of the Board of Directors. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING COMMON STOCK REPRESENTED AND ENTITLED TO VOTE IS REQUIRED TO RATIFY SUCH ELECTIONS.

                                   PROPOSAL 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the fiscal year beginning March 1, 1996 and recommends that the stockholders confirm such selection. In the event of a negative vote, the Board of Directors will reconsider its selection. Price Waterhouse LLP has audited the Company's financial statements since the year ended February 28, 1991. Representatives of Price Waterhouse LLP are expected to be available at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

BOARD RECOMMENDS APPROVAL

     The Board of Directors recommends that the stockholders ratify the selection of Price Waterhouse LLP as the Company's independent accountants for the fiscal year beginning March 1, 1996.

                       COMPENSATION TO EXECUTIVE OFFICERS

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Performance Graph on page 7 and the Report of the Stock Option and Executive Compensation Committee on pages 7, 8 and 9 shall not be incorporated by reference into any such filings.

SUMMARY COMPENSATION TABLE

     The following table sets forth for the fiscal years ended February 29, or 28, 1996, 1995 and 1994 the compensation paid or accrued by the Company for the Chief Executive Officer and all other executive officers of the Company (the "Named Executive Officers").

                                                                           LONG-TERM
                                                          ANNUAL          COMPENSATION
                                                       COMPENSATION       ------------
                                                   --------------------      AWARDS         ALL OTHER
       NAME AND PRINCIPAL POSITION          YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)*
- ------------------------------------------  ----   ---------   --------   ------------   ----------------
Dennis G. Danko...........................  1996    205,000        -0-       187,500           8,352
  Chairman, CEO &                           1995    195,000     15,000        60,000           8,624
  President                                 1994    189,850        -0-        60,000           8,648
Steve E. Busby............................  1996     97,600     17,000        10,000           2,944
  Senior Vice President,                    1995     92,333     10,000        25,000           2,296
  Finance & Secretary                       1994     87,000      4,450        25,000           2,315
Thomas P. Carey...........................  1996     95,500     17,000        23,000           2,938
  Senior Vice President                     1995     90,333     10,000        25,000           2,292
  Operations                                1994     85,500      4,350        25,000           2,309

- ---------------
* For all executive officers, amounts include incremental health and disability insurance benefits.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information for the fiscal year ended February 29, 1996, with respect to grants of options to purchase Common Stock of the Company to the Named Executive Officers.

                                                  INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                                  --------------------------------------------------      VALUE AT ASSUMED
                                  NUMBER OF     PERCENT OF                             ANNUAL RATES OF STOCK
                                  SECURITIES   TOTAL OPTIONS                           PRICE APPRECIATION FOR
                                  UNDERLYING    GRANTED TO     EXERCISE                   OPTION TERM($)*
                                   OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   ----------------------
              NAME                 GRANTED      FISCAL YEAR     ($/SH)       DATE        5%             10%
- --------------------------------  ----------   -------------   --------   ----------   ------         -------
Dennis G. Danko.................     87,500          38%         2.25         4/00     54,393         120,194
Dennis G. Danko.................    100,000          43          3.25        10/00     89,792         198,416
Steve E. Busby..................     10,000           4          2.25         4/00      6,216          13,736
Thomas P. Carey.................     23,000          10          2.25         4/00     14,298          31,594

- ---------------
* Potential realizable value is based on an assumption that the stock price of the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the five year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

     The ReadiCare option plans, other than the Directors' Plan, are administered by a Committee of the Board of Directors. The Committee determines the eligibility of employees and consultants, the number of shares to be granted and the terms of such grants. All stock options granted in fiscal year 1996 had an exercise price equal to the fair market value on the date of grant, and had a term of five (5) years. The Plans also provide for same day sales, i.e., cashless exercises.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal 1996 and unexercised options held as of the end of fiscal 1996.

                                                             NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS AT               IN-THE-MONEY OPTIONS
                                   SHARES                     FISCAL YEAR END(#)           AT FISCAL YEAR END($)
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                 EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------------  -----------   --------   -----------   -------------   -----------   -------------
Dennis G. Danko................      -0-          -0-       257,500        100,000        357,675         69,000
Steve E. Busby.................      -0-          -0-        47,500         37,500         53,712         52,438
Thomas P. Carey................      -0-          -0-        41,750         31,250         67,432         49,688

                               PERFORMANCE GRAPH

     The following graph demonstrates the performance of the cumulative total return to the stockholders of the Company's Common Stock during the previous five years in comparison to the cumulative total return of the Standard & Poor's Health Care Composite Index and the Standard & Poor's 500 Stock Index. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                   AMONG READICARE, INC., THE S & P 500 INDEX
                   AND THE S & P HEALTH CARE COMPOSITE INDEX

                                                                 S & P HEALTH
      MEASUREMENT PERIOD          READICARE,                       CARE COM-
    (FISCAL YEAR COVERED)            INC.          S & P 500        POSITE
2/91                                       100             100             100
2/92                                        83             116             125
2/93                                        37             128              97
2/94                                        26             139              98
2/95                                        20             149             127
2/96                                        53             201             193

* $100 INVESTED ON 02/28/91 IN STOCK OR INDEX
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING FEBRUARY 29.

        REPORT OF THE STOCK OPTION AND EXECUTIVE COMPENSATION COMMITTEE

     The compensation policies of ReadiCare, Inc. (the "Company") are determined and administered by the Stock Option and executive Compensation Committee (the "Committee") of the Board of Directors consisting of Messrs. Hall, Casari, and Osborne. The policies adopted are structured to link the compensation of the named executive officers and key management of the Company to enhanced stockholder value, while providing compensation at competitive levels. Through the establishment of short and long-term incentive plans, the Company has attempted to align the financial interests of its executive officers and key management personnel with those of its stockholders.

EXECUTIVE COMPENSATION PHILOSOPHY

     In designing its compensation programs, the Company follows the belief that compensation should reflect the value created for stockholders while supporting the business strategies and long-range plans of the Company taking into consideration, among other factors, the markets and clients the Company serves and the operating environment faced by the Company. In doing so, the compensation programs reflect the following themes:

     - A competitive compensation program that stresses both the Company's financial performance and individual performance.

     - An annual incentive plan that generates a portion of compensation based on the achievement of specific performance goals and objectives; and, superior individual performance resulting in total annual compensation above competitive levels.

     The Committee reviews and determines the compensation of the executive officers and key management personnel of the Company based on this philosophy on an annual basis.

EXECUTIVE COMPENSATION COMPONENTS

     The Company's executive compensation program consists of three components, each of which is intended to guide the overall compensation philosophy.

  - Base Salary

     Base salary is intended to be set at levels within the range of the competitive amounts paid to executive officers and key management personnel of companies of similar business structure, size and marketplace orientation. Salary levels are reviewed by the Committee on an annual basis.

  - Annual Incentive Compensation

     Under an annual incentive plan, annual incentive awards may be granted to the executive officers and other key personnel upon the achievement of annual financial goals and specific objectives established by the Committee or the Company's President at the beginning of the fiscal year.

  - Stock Options

     Executive officers and other key employees are eligible to receive periodic grants of stock options pursuant to the terms of the Company's Stock Option Plan. Such grants are intended to retain and motivate executive officers to improve long-term stock market performance and thus Company valuation. Stock options are granted at or above the fair market value of the underlying common stock at the date of grant. Generally, stock options vest in installments over multiple years.

FISCAL 1996 ACTIONS

     During fiscal 1996, the Committee reviewed a market analysis of competitive compensation practices for selected executive positions in several other companies of similar size and scope. This analysis then was used by the Committee, in conjunction with its own evaluation of Company performance and individual executive performance, in making specific decisions with respect to the compensation level of the Company's executive officers and key management personnel.

REPORT ON GRANT OF OPTIONS

     Stock options are granted to executive officers and key management personnel of the Company under the Company's Stock Option Plans. Such grant actions are primarily based on the executive's ability to influence the Company's long-term growth and profitability. The Committee believes that stock option grants afford a desirable long-term compensation method because they closely align the interests of management with stockholder value and that grants of stock options would be the best way to link directly the financial interests of management with those of stockholders.

     In granting stock options to the named executive officers and to other key employees, the Committee reviewed individual circumstances, taking into account the respective scope of accountability, strategic and operational goals, anticipated performance requirements and contributions of each person, the general market conditions faced by the Company, the performance of the Company versus its competitors, and the importance of maintaining the long term commitment of executive officers and key employees to the Company. During fiscal 1996, the Committee noted that a number of key employees of the Company held options having exercise prices substantially in excess of the market price of the Company's stock. The Committee believed that one purpose of the stock option plan, to provide equity incentives, would not be achieved for employees holding such options exercisable above the market price. As a result, upon the surrender of those holders of 241,000 outstanding options in excess of an exercise price of $3.50 per share, the Committee granted 120,500 new options with an exercise price of $2.25 per share. The exchanged options were contingent upon, among other terms, a six month holding period before such options could be exercised by the holder.

CEO COMPENSATION

     Dennis G. Danko, the Chairman, President and Chief Executive Officer of the Company was compensated at an annual rate of $205,000 for the fiscal year 1996. The Committee's review of compensation practices for chief executive officers of other comparable companies indicated that Mr. Danko's compensation was at the low end of the annual compensation level paid to other such chief executive officers. After considering various compensation alternatives in order to financially reward Mr. Danko for the achievement of Company performance objectives and individual goals, the Committee adopted an incentive compensation program for Mr. Danko as follows:

          (1) Mr. Danko agreed to freeze his annual base compensation rate at its current level through the 1997 fiscal year;

          (2) Mr. Danko agreed to waive his rights to receive cash incentive awards for the fiscal years 1996 and 1997;

          (3) The Committee granted Mr. Danko 100,000 stock options under the Company's 1991 Stock Option Plan, consisting of 30,769 incentive options and 69,231 non-qualified options, all of which will become fully exercisable not later than October 26, 1996. The option price was $3.25 per share, the closing price of the Company's stock on October 24, 1995, the date on which the Committee took action on the matter.

     The foregoing report has been furnished by Committee members Messrs. Hall, Casari and Osborne.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION

     Directors Hall, Casari and Osborne comprised the Compensation Committee of the Board of Directors during the fiscal year ended February 29, 1996. Neither of these persons has ever been an officer or employee of the Company or any of its subsidiaries, nor were there any compensation committee interlocks or other relationships during such fiscal year requiring disclosure under item 402(j) of Regulation S-K of the Securities and Exchange Commission.

                             STOCKHOLDER PROPOSALS

     Any proposal of a stockholder intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company no later than February 14, 1997 in order to be considered for inclusion in the proxy statement and form of proxy for that meeting.

                            SOLICITATION OF PROXIES

     The Company bears the cost of this solicitation. Proxies may be solicited by mail, telephone, telegraph or personally by directors, officers or regular employees of the Company without remuneration other than normal employees' salaries. The Company will reimburse persons holding shares in their names or in the names of their nominees for reasonable expenses of forwarding proxy materials to their principals. Brokerage houses, custodians, nominees and fiduciaries will be reimbursed by the Company for their reasonable expenses in forwarding solicitation materials to the Company's beneficial stockholders.

            COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representation that no other reports were required, during the fiscal year ended February 28, 1996 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                                 OTHER MATTERS

     The Company does not intend to present any other business for action at the Meeting and does not know of any other business intended to be presented by others.

     STOCKHOLDERS OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED FEBRUARY 29, 1996, BY WRITING THE COMPANY AT 1322 ORLEANS DRIVE, SUNNYVALE, CALIFORNIA 94089, ATTENTION: STEVE E. BUSBY. THE WRITTEN REQUEST MUST SPECIFY THE STOCKHOLDER'S GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE FOR THE 1996 ANNUAL MEETING OF STOCKHOLDERS, SUCH STOCKHOLDER WAS A BENEFICIAL HOLDER OF SHARES OF THE COMPANY'S COMMON STOCK.

                                          Dennis G. Danko
                                          Chairman

                                          LOGO

                                          Sunnyvale, California
                                          June 14, 1996

PROXY


                                READICARE, INC.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 25, 1996

The undersigned hereby (i) acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated June 14, 1996, relating to the Annual Meeting of Stockholders of ReadiCare, Inc. (the "Company") to be held July 25, 1996 and (ii) appoint(s) Dennis G. Danko, Steve E. Busby and each or either of them as proxies, with full power of substitution, and authorizes them, or either of them, to vote all the shares of Common Stock, $.01 par value, of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held July 25, 1996 or any adjournment thereof upon the matters specified below.

          PLEASE DATE, SIGN ON THE REVERSE SIDE AND MAIL PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR DOMESTIC MAILING.

                                                            Please mark
                                                            your votes as   /X/
                                                            indicated in
                                                            this example.

                                                         FOR            WITHHOLD
                                                     all nominees      AUTHORITY
                                                    listed (except     to vote for
                                                     as withheld)    nominee listed
1. Except as indicated below, FOR the election of      /  /            /  /
   the following persons, who have been nominated
   for election to the Board of Directors:
   Dennis G. Danko, Harry L. Casari, James M.
   Hall, and Alfred E. Osborne, Jr.

Please enter the names of any nominee(s) for whom you wish to withhold authority to vote:

- ------------------------------------------------         FOR            AGAINST        ABSTAIN
2. TO RATIFY THE ELECTION OF STANDING COMMITTEE          /  /            /  /           /  /
   CHAIRMAN FOR THE SUCCEEDING YEAR.

                                                         FOR            AGAINST        ABSTAIN
3.  TO RATIFY THE APPOINTMENT OF PRICE                   /  /            /  /           /  /
    WATERHOUSE LLP AS THE INDEPENDENT
    AUDITORS FOR THE COMPANY.

                                                         FOR            AGAINST        ABSTAIN
4.  IN THEIR DISCRETION, THE PROXIES ARE AUTHO-          /  /            /  /           /  /
    RIZED TO VOTE UPON SUCH OTHER BUSINESS AS
    MAY PROPERLY COME BEFORE THE MEETING.
                                                         YES              NO
     I/We will attend the meeting.                       /  /            /  /

STOCKHOLDERS WHO ATTEND THE MEETING MAY
VOTE IN PERSON EVEN THOUGH THEY PREVIOUSLY
MAILED THIS PROXY.

        UNLESS OTHERWISE INDICATED TO THE CONTRARY,THIS
        PROXY WILL BE TAKEN AS AUTHORITY TO VOTE FOR THE
        ABOVE LISTED MATTERS. IN THE EVENT THAT THE UNDER-
        SIGNED SPECIFIES A CHOICE WITH RESPECT TO THE MAT-
        TERS LISTED IN ITEMS 1, 2 AND 3 ABOVE, THE SHARES
        REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCOR-
        DANCE WITH THAT CHOICE.






Signature(s)                                                         Date               , 1996
             ------------------------------------------------------       --------------
IMPORTANT: Please date this Proxy and sign exactly as your name(s) appears. When signing as a fiduciary or as an agent of a corporation, partnership, trust or other entity, please give your full title. When shares are held by joint tenants or tenants in common both should sign the proxy. Please return this Proxy promptly in the enclosed envelope.
- ----------------------------------------------------------------------------------------------